UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2012

CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (570) 724-3411

N/A
(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On January 19, 2012, Citizens & Northern Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has declared a dividend on its common stock of $0.18 per share, payable February 10, 2012 to shareholders of record as of January 30, 2012.  Declaration of the dividend was made at the January 19, 2012 meeting of the C&N Board of Directors.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated January 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: January 19, 2012	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer